Ashmore Funds
Supplement dated July 31, 2023 to the Ashmore Funds Prospectus and Statement of Additional Information, each Dated February 28, 2023 (as supplemented thereafter)
Disclosure Related to the Ashmore Emerging Markets Short Duration Select Fund and the Ashmore Emerging Markets Investment Grade Income Fund (the “Funds”)
This supplement contains information that amends, modifies or supersedes certain information contained in the Prospectus and Statement of Additional Information of the Funds, each dated February 28, 2023 (as supplemented thereafter).
Changes Related to Ashmore Emerging Markets Short Duration Select Fund
Effective August 1, 2023, the name of Ashmore Emerging Markets Short Duration Select Fund is changed to “Ashmore Emerging Markets Low Duration Fund.” Accordingly, all references to Ashmore Emerging Markets Short Duration Select Fund are hereby changed to Ashmore Emerging Markets Low Duration Fund. There will be no other changes to the Fund, its investment objective, principal investment strategies, risks or benchmark in connection with the name change.
Changes Related to Ashmore Emerging Markets Investment Grade Income Fund
Effective August 1, 2023, the name, principal investment strategy and benchmark of Ashmore Emerging Markets Investment Grade Income Fund will change. In addition, the management fee will be contractually reduced. Each change is described in further detail below.

1.
Change to Fund Name. Effective August 1, 2023, the name of Ashmore Emerging Markets Investment Grade Income Fund is changed to “Ashmore Emerging Markets Debt Fund.” Accordingly, all references to Ashmore Emerging Markets Investment Grade Income Fund are hereby changed to Ashmore Emerging Markets Debt Fund.

2.
Changes to Principal Investment Strategy. Effective August 1, 2023, the principal investment strategy of Ashmore Emerging Markets Investment Grade Income Fund will change to (i) focus on investments in Sovereigns and Quasi-Sovereigns denominated principally in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G‑7); (ii) invest at least 80% of the Fund’s net assets in bonds and other debt instruments; (iii) reflect more limited derivatives usage; and (iv) permit investments in obligations of any credit quality, including in securities rated below investment grade.

Accordingly, the first through sixth paragraphs in the sub‑section entitled “Principal Investment Strategies” in the section entitled “Summary Information About the Funds—Ashmore Emerging Markets Investment Grade Income Fund” in the Fund’s Prospectus are hereby deleted in their entirety and replaced with the following, and corresponding changes are hereby made to the sub‑section entitled “Principal Investment Strategies” in the section entitled “Principal Investments and Strategies of Each Fund—Ashmore Emerging Markets Investment Grade Income Fund” in the statutory Prospectus:
The Fund seeks to achieve its objective by investing principally in debt instruments of Sovereigns and Quasi-Sovereigns of Emerging Market Countries and EM Supra-Nationals

denominated principally in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G‑7). The Fund has no restrictions on individual security duration. The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other debt instruments of Sovereign or Quasi-Sovereign issuers of Emerging Market Countries and EM Supra-Nationals.
Sovereigns are governments of Emerging Market Countries. Quasi-Sovereigns are entities (including a local or regional governmental body) that are 100% guaranteed by a Sovereign or 100% directly or indirectly owned or controlled by a Sovereign. For the avoidance of doubt, a province and a city are classified as Quasi-Sovereigns. EM Supra-Nationals are Supra-National entities issuing debt instruments in a local currency of an Emerging Market Country or providing exposure to an Emerging Market sovereign credit risk. Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low‑income, lower-middle-income, or upper-middle-income economy by the World Bank, and any country that is included in an Emerging Market Index.
The Fund may invest in debt instruments of all types, whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating rate or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments, including money market funds denominated in U.S. dollars or other currencies. The Fund may invest in companies of any market capitalization, and its allocations among small-, mid‑ and large-capitalization issuers may vary significantly over time.
The Fund may invest in obligations of any credit quality, including obligations that are in default or that are subject to insolvency proceedings. The Fund may invest without limitation in debt securities that are rated below investment grade or that are unrated but judged by the Investment Manager to be of comparable quality (i.e., “junk bonds”).
The Fund may utilize various derivative instruments and related strategies, including to gain exposure to one or more of the issuers referred to above or other assets. In addition, the Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to such investments will be counted toward satisfaction of the Fund’s 80% investment policy. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts), futures and forward contracts and swap agreements (including total return, interest rate, and credit default swaps), credit-linked notes, structured notes and other related instruments with respect to individual currencies, bonds, and securities of any kind, indices and baskets of securities, interest rates and currencies. The Fund may use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may invest in currency-related transactions, such as currency forward transactions (including deliverable and non‑deliverable forwards), currency futures transactions and currency options transactions, and may also invest directly in foreign currencies, in each case for hedging or other investment purposes.

3.
Change to Primary Benchmark. Effective August 1, 2023, the JP Morgan Emerging Markets Bond Index Global Diversified will replace the JP Morgan CEMBI BD Investment Grade Index as the primary benchmark for Ashmore Emerging Markets Investment Grade Income Fund because Ashmore believes the JP Morgan Emerging Markets Bond Index Global Diversified is a more appropriate broad-based securities market index representing the universe of securities in which the Fund may invest.

4.	Change to Management Fee. Effective August 1, 2023, Ashmore Emerging Markets Investment Grade Income Fund’s management fee will be contractually reduced to 65 basis points.
Accordingly, the sub‑sections entitled “Shareholder Fees” and “Annual Fund Operating Expenses” in the section entitled “Summary Information About the Funds—Ashmore Emerging Markets Investment Grade Income Fund” in the Fund’s Prospectus are hereby deleted in their entirety and replaced with the following:

Shareholder Fees
(fees paid directly from your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None
Maximum Deferred Sales Charge (CDSC)(Load)(1) (as a percentage of the lower of original purchase price or NAV)	1.00%	1.00%	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Management Fees(2)	0.65%	0.65%	0.65%
Distribution and/or Service (12b‑1) Fees	0.25%	1.00%	None
Other Expenses	0.61%	0.42%	0.49%
Total Annual Fund Operating Expenses	1.51%	2.07%	1.14%
Fee Waiver and/or Expense Reimbursement(3)	(0.59)%	(0.40)%	(0.47)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.92%	1.67%	0.67%
(1) For Class A Shares, the CDSC is imposed only where shares are purchased without a front‑end sales charge and subsequently redeemed within eighteen months of purchase. For Class C Shares, the CDSC is imposed only on shares redeemed within one year of purchase.
(2) Management fees have been restated to reflect current fees.
(3) Ashmore Investment Advisors Limited has contractually agreed to waive its fees or reimburse the Fund for other expenses to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, interest expense, taxes, extraordinary expenses, custodial credits, transfer agency credits, and expense offset arrangements) for the Fund’s Class A Shares exceed 0.92%, for the Fund’s Class C Shares exceed 1.67% and for the Fund’s Institutional Class Shares exceed 0.67% of the Fund’s average daily net assets attributable to the share class. The expense limitation arrangement may be terminated before February 28, 2025 only by the Board of Trustees. Under the Expense Limitation Agreement, the Investment Manager may recoup any amounts waived or reimbursed for 36 months following the end of the month when the waiver or reimbursement occurred, provided total expenses, including such recoupment, do not exceed the applicable annual expense limit, and further that a prior fiscal year’s expenses may be recouped only if and to the extent that the expense ratio at the time of such recoupment is less than the annual expense limit in place at the time such expenses were waived or reimbursed.
The table in the sub‑section entitled “Examples” in the section entitled “Summary Information About the Funds—Ashmore Emerging Markets Investment Grade Income Fund” in the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A Shares	$490	$744	$1,080	$2,030	$490	$744	$1,080	$2,030
Class C Shares	$270	$569	$1,038	$2,190	$170	$569	$1,038	$2,190

					1 year	3 years	5 years	10 years
Institutional Class Shares (whether or not shares are redeemed)					$68	$266	$534	$1,299
The table in the sub‑section entitled “Management Fees” in the section entitled “Management of the Funds” in the Fund’s statutory Prospectus and the table in the sub‑section entitled “Management Fees” in the section entitled “The Investment Manager” in the Statement of Additional Information are each hereby deleted in their entirety and replaced with the following:

	Contractual Management Fee		Net Management Fee (after waivers and recoupments)
Ashmore Emerging Markets Total Return Fund	1.00%		0.85%
Ashmore Emerging Markets Local Currency Bond Fund	0.95	%(1)	0.00%
Ashmore Emerging Markets Corporate Income Fund	0.85%		0.66%
Ashmore Emerging Markets Short Duration Fund	0.65%		0.40%
Ashmore Emerging Markets Active Equity Fund	1.00%		0.75%
Ashmore Emerging Markets Small‑Cap Equity Fund	1.50	%(2)	0.25%
Ashmore Emerging Markets Frontier Equity Fund	1.50%		1.04%
Ashmore Emerging Markets Equity Fund	1.15	%(3)	0.91%
Ashmore Emerging Markets Equity ESG Fund	1.15	%(3)	0.20%
Ashmore Emerging Markets Low Duration Fund (formerly Ashmore Emerging Markets Short Duration Select Fund)	0.65%		0.00%
Ashmore Emerging Markets Debt Fund (formerly, Ashmore Emerging Markets Investment Grade Income Fund)	0.70	%(4)	0.23%
Ashmore Emerging Markets Corporate Income ESG Fund	0.85%		0.00%

(1)	Effective February 28, 2023, the contractual management fee is 0.75% of average daily net assets.
(2)	Effective February 28, 2023, the contractual management fee is 1.25% of average daily net assets.
(3)	Effective February 28, 2023, the contractual management fee is 1.00% of average daily net assets.
(4)	Effective August 1, 2023, the contractual management fee is 0.65% of average daily net assets.
In addition, the paragraph and table in the sub‑section entitled “Expense Limitations and Waivers” in the section entitled “Management of the Funds” in the Fund’s statutory Prospectus and the first paragraph and table in the sub‑section entitled “Expense Limitations and Waivers“ in the section entitled “The Investment Manager” in the Statement of Additional Information are each hereby deleted in their entirety and replaced with the following:
The Investment Manager has contractually agreed to waive its fees or reimburse each Fund for certain other expenses to the extent that a Fund’s Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, interest expense, taxes, custodial credits, transfer agency credits, expense offset arrangements, and extraordinary expenses, which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses) for the Fund’s Class A, Class C and Institutional Class Shares exceed the percentage of the average daily net assets attributable to the particular share class shown below. Under the Expense Limitation Agreement, the Investment Manager may recoup amounts waived or reimbursed for 36 months following the end of the month when the waiver or reimbursement occurred, provided total expenses, including such recoupment, do not exceed the annual expense limit, and further that expenses may be recouped only if and to the extent that the expense ratio at the time of such recoupment is less than the annual expense limit in place at the time such expenses were waived or reimbursed. The contractual expense limitation arrangement is expected to continue until at least February 28, 2024 (and, with respect to Ashmore Emerging Markets Debt Fund, until at least February 28, 2025). The arrangement may be terminated by the Trust, subject to approval by the Board of Trustees of the Trust, upon ninety (90) days’ written notice to the Investment Manager. The expense limitation arrangement may be terminated before February 28, 2024 (and, with respect to Ashmore Emerging Markets Debt Fund, before February 28, 2025) only by the Board of Trustees.

	Class A	Class C	Institutional Class
Ashmore Emerging Markets Total Return Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Local Currency Bond Fund	1.02%	1.77%	0.77%
Ashmore Emerging Markets Corporate Income Fund	1.12%	1.87%	0.87%
Ashmore Emerging Markets Short Duration Fund	0.92%	1.67%	0.67%
Ashmore Emerging Markets Active Equity Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Small‑Cap Equity Fund	1.52%	2.27%	1.27%
Ashmore Emerging Markets Frontier Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Equity Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Equity ESG Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Low Duration Fund (formerly Ashmore Emerging Markets Short Duration Select Fund)	0.92%	1.67%	0.67%
Ashmore Emerging Markets Debt Fund (formerly, Ashmore Emerging Markets Investment Grade Income Fund)	0.92%	1.67%	0.67%
Ashmore Emerging Markets Corporate Income ESG Fund	1.12%	1.87%	0.87%

5.	Change to the Glossary. Effective August 1, 2023, the definition of EM Supra-National in the Glossary in the statutory Prospectus is hereby deleted in its entirety and replaced with the following:
EM Supra-National: any Supra-National issuer that issues debt instruments denominated in a local currency of an Emerging Market Country or providing exposure to an Emerging Market sovereign credit risk.